Land use rights, net (Schedule of Finite-Lived Intangible Assets, Future Amortization Expense) (Details) - Land Use Rights $ in Thousands	Dec. 31, 2024 USD ($)
Land use rights, net
2025	$ 8,308
2026	8,308
2027	8,308
2028	8,308
2029	$ 8,308